UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2022

COWEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 Lexington Avenue
New York, NY 10022
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
      Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	COWN	The Nasdaq Global Market
7.75% Senior Notes due 2033	COWNL	The Nasdaq Global Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders held on June 23, 2022 (the “Annual Meeting”), stockholders of the Company approved an amendment and restatement of the 2020 Equity Incentive Plan to increase the shares available for issuance under the 2020 Equity Incentive Plan (the “Plan”), as described in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Commission on May 27, 2022 (the “Proxy Statement”). The terms of the Plan are described in the Proxy Statement under the caption “Proposal 4 - Approval of an Increase in the Shares Available for Issuance Under the 2020 Equity Incentive Plan,” which section is incorporated by reference herein. Such description is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this report.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, upon the recommendation of the Board, the stockholders approved an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, as amended, to permit requests for special meetings of stockholders by holders of 25% of the Company’s issued and outstanding capital stock entitled to vote on the matters to be presented. As a result, the Company filed a Certificate of Amendment setting forth the Charter Amendment with the Secretary of State of the State of Delaware on June 28, 2022. The Charter Amendment became effective upon filing.
In addition, subject to stockholder approval of the Charter Amendment and the filing and effectiveness of the Certificate of Amendment setting forth the Charter Amendment, the Board approved the Company’s Third Amended and Restated By-Laws, to specify the procedures for stockholder-requested special meetings (the “Amended and Restated By-Laws”).
The foregoing summaries of the Charter Amendment and the Amended and Restated By-Laws do not purport to be complete and are qualified in their entirety by reference to the Charter Amendment and the Amended and Restated By-Laws, copies of which are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, stockholders voted on the election of Directors to the Board, an advisory vote to approve the compensation of the named executive officers, the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, to approve an increase in the shares available for issuance under the 2020 Equity Incentive Plan, to approve the Charter Amendment and a stockholder proposal entitled “Shareholder Right to Call a Special Shareholder Meeting.” The holders of 22,500,074 shares of the Company’s Class A common stock, or approximately 81.02% of the eligible voting shares, were represented at the meeting in person or by proxy.

All nominees for election to the Board were elected for a term that will continue until the next annual meeting of stockholders or until the director’s successor has been duly elected and qualified (or the director’s earlier resignation, death or removal). The Company’s independent inspector of election reported the final vote of the stockholders as follows:

Name	Votes For	Authority Withheld

Brett H. Barth	17,986,985	2,627,502
Katherine E. Dietze	20,466,092	148,395
Gregg A. Gonsalves	20,117,137	497,350
Lorence H. Kim	20,581,284	33,203
Steven Kotler	19,764,108	850,379
Lawrence E. Leibowitz	18,560,377	2,054,110
Margaret L. Poster	18,706,740	1,907,747
Douglas A. Rediker	18,987,125	1,627,362
Jeffrey M. Solomon	20,477,517	136,970

Broker non-votes for each director totaled 1,885,587.

The stockholders cast an advisory vote to approve the compensation of the named executive officers. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

	For	Against	Abstain
Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers	11,475,404	9,115,808	23,275

Broker non-votes for this proposal totaled 1,885,587.

The stockholders vote ratified the appointment of the independent auditor. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

	For	Against	Abstain
Ratification of KPMG LLP as the Independent Registered Public Accounting Firm for the Year Ending December 31, 2022	22,474,962	19,576	5,536

The stockholders approved the increase in the shares available for issuance under the 2020 Equity Incentive Plan. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

	For	Against	Abstain
Approval of an Increase in the Shares Available for Issuance Under the 2020 Equity Incentive Plan	14,344,692	6,249,669	20,126

Broker non-votes for this proposal totaled 1,885,587.

The stockholders approved the Charter Amendment. The Company’s independent inspector of election reported the final vote of the stockholders as follows:

	For	Against	Abstain
Approval of a Charter Amendment to Permit Requests for Special Meetings of Stockholders by Holders of 25% of the Company’s Issued and Outstanding Capital Stock Entitled to Vote on the Matters to be Presented	19,024,607	103,908	1,485,972

Broker non-votes for this proposal totaled 1,885,587.
The stockholders did not approve the stockholder proposal entitled “Shareholder Right to Call a Special Shareholder Meeting.” The Company’s independent inspector of election reported the final vote of the stockholders as follows:

	For	Against	Abstain
Shareholder Right to Call a Special Shareholder Meeting	7,494,883	12,981,533	138,071

Broker non-votes for this proposal totaled 1,885,587.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Cowen Inc.
3.2	Third Amended and Restated By-Laws of Cowen Inc.
10.1
Cowen Inc. 2020 Equity Incentive Plan (as amended and restated May 16, 2022) (Incorporated by reference to Appendix A to the Definitive Proxy Statement of Cowen Inc. on Schedule A for the year ended December 31, 2021, as filed on May 27, 2022)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN INC.

Dated: June 28, 2022	By:	/s/ Owen S. Littman
	Name:	Owen S. Littman
	Title:	General Counsel